UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):
                       November 6, 2008 (November 5, 2008)

                          ARC Wireless Solutions, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Utah                       000-18122               87-0454148
            ----                       ---------               ----------
(State or other jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)         Identification Number)

                             10601 West 48th Avenue
                        Wheat Ridge, Colorado 80033-2285
                     --------------------------------------
                    (Address of principal executive offices)

                                  303-421-4063
                                  ------------
                         (Registrant's Telephone Number)

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         Other Events.

On November 5, 2008, ARC Wireless Solutions, Inc. (the "Company") convened its Annual Meeting of Shareholders (the "Meeting"). Before any action was taken at the Meeting, the Meeting was adjourned until 10:00am (MST) on November 19, 2008. The adjourned Meeting will be held at the office of the Company.


                                    * * * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           ARC WIRELESS SOLUTIONS, INC.

Date: November 6, 2008                      By:  /s/  Monty R. Lamirato
                                                 ------------------------------
                                                 Monty R. Lamirato
                                                 Chief Financial Officer